SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 2003


                                    Citicorp

               (Exact name of registrant as specified in charter)






        Delaware                   1-5738                 06-1515595
--------------------------------------------------------------------------------
     (State or other juris-      (Commission           (IRS Employer
diction of incorporation)        File Number)       Identification Number)

  399 Park Avenue, New York, New York                     10043
---------------------------------------                ----------
(Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (212) 559-1000
       ------------------------------------------------------------------


                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  -------------


Results of Operations
(Unaudited)

This report summarizes the results of operations of Citicorp and its subsidiaries for the three- and six-month periods ended June 30, 2003 and June 30, 2002. Citigroup Inc., the ultimate parent company of Citicorp, filed a Current Report on Form 8-K dated July 14, 2003. That report contains certain additional information about Citicorp's businesses.

CONSOLIDATED STATEMENTS OF INCOME        CITICORP AND SUBSIDIARIES
(Unaudited)

(In Millions of Dollars)

                                          Second Quarter          Six Months
                                       -------------------   -------------------
                                          2003     2002          2003     2002
                                       -------------------   -------------------

INTEREST REVENUE
Loans, including Fees                   $ 9,278  $ 9,480       $18,706  $18,611
Deposits with Banks                         293      247           556      522
Federal Funds Sold and Securities
  Purchased Under Agreements to Resell       73       97           165      205
Investments, including Dividends          1,102    1,344         2,306    2,306
Trading Account Assets                      363      391           731      925
Loans Held-For-Sale                         180      285           437      577
                                       -------------------   -------------------
                                         11,289   11,844        22,901   23,146
                                       -------------------   -------------------

INTEREST EXPENSE
Deposits                                  1,685    2,454         3,565    4,305
Trading Account Liabilities                  12       15            23       28
Purchased Funds and Other Borrowings        588      641         1,113    1,338
Long-Term Debt                              885      994         1,822    1,977
                                       -------------------   -------------------
                                          3,170    4,104         6,523    7,648
                                       -------------------   -------------------

NET INTEREST REVENUE                      8,119    7,740        16,378   15,498
                                       -------------------   -------------------

POLICYHOLDER BENEFITS AND CLAIMS            148      154           296      294
PROVISION FOR CREDIT LOSSES               2,184    2,057         4,236    4,616
                                       -------------------   -------------------
  TOTAL BENEFITS, CLAIMS, AND             2,332    2,211         4,532    4,910
   CREDIT LOSSES                       -------------------   -------------------

NET INTEREST REVENUE AFTER
  BENEFITS, CLAIMS, AND CREDIT LOSSES     5,787    5,529        11,846   10,588
                                       -------------------   -------------------
FEES, COMMISSIONS, AND OTHER REVENUE
Fees and Commissions                      2,787    2,857         5,490    5,689
Foreign Exchange                            930      748         1,837    1,293
Trading Account                            (296)     472          (313)     910
Investment Transactions                     128      (79)          240      (69)
Other Revenue                             1,932    1,045         3,256    1,883
                                       -------------------   -------------------
                                          5,481    5,043        10,510    9,706
                                       -------------------   -------------------

OPERATING EXPENSE
Salaries                                  2,658    2,332         5,246    4,638
Employee Benefits                           578      461         1,157      945
                                       -------------------   -------------------
  Total Employee-Related Expenses         3,236    2,793         6,403    5,583
Net Premises and Equipment                  903      796         1,778    1,573
Restructuring-Related Items                  (1)     (40)          (13)       6
Other Expense                             2,549    2,391         5,015    4,719
                                       -------------------   -------------------
                                          6,687    5,940        13,183   11,881
                                       -------------------   -------------------

INCOME BEFORE INCOME TAXES AND
  MINORITY INTEREST                       4,581    4,632         9,173    8,413
INCOME TAXES                              1,323    1,567         2,760    2,863
MINORITY INTEREST, NET OF INCOME TAXES       39       27            77       46
                                       -------------------   -------------------
NET INCOME                              $ 3,219   $3,038       $ 6,336  $ 5,504
                                       ===================   ===================

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          CITICORP
                                          (Registrant)

                                          By: /s/ William P. Hannon
                                              ---------------------
                                                  William P. Hannon
                                                  Controller





Dated:  July 15, 2003